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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): September 22, 1999

                              Williams-Sonoma, Inc.
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             (Exact name of registrant as specified in its charter)

         California                    001-14077                94-2203880
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(State or other jurisdiction       (Commission File            (IRS Employer
       of incorporation)                Number)              Identification No.)

3250 Van Ness Avenue, San Francisco, California                    94109
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             (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code (415) 421-7900

                                       N/A
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         (Former name or former address, if changed since last report.)





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ITEM 5.  OTHER EVENTS.

At a September 22, 1999 Special Meeting of the Board of Directors of Williams-Sonoma, Inc., a California corporation (the "Company"), the Board of Directors resolved to approve proposed Restated Bylaws of the Company (the "Restated Bylaws"). The Restated Bylaws differ from the Company's then-existing bylaws by providing, among other things, for mandatory indemnification of officers and directors of the Company to the maximum extent permissible under California law, permissive indemnification of employees and agents of the Company, and an advance-notice provision regarding director nominations and shareholder proposals.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   List of Exhibits:

            99.1  Restated Bylaws of Williams-Sonoma, Inc.



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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            WILLIAMS-SONOMA, INC.

Date: October 1, 1999                   By: /s/ Ronald M. Loeb
                                            ------------------------------------
                                            Ronald M. Loeb
                                            Senior Vice President

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                                INDEX TO EXHIBITS



EXHIBIT NUMBER       DESCRIPTION
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
99.1                 Restated Bylaws of Williams-Sonoma, Inc.